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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-66738, 33-86946, 33-92878, 33-95050, 33-98170, 333-1632, 333-15655,
333-29431, 333-52417, 333-58605 and 333-62828 on Form S-8, Registration
Statement No. 333-41111 on Form S-3 and Registration Statement No. 333-03696 on Form S-4 of PETsMART, Inc. of our report dated March 12, 2002, appearing in this Annual Report on Form 10-K of PETsMART, Inc., for the fiscal year ended February 3, 2002.


DELOITTE & TOUCHE LLP


Phoenix, Arizona
April 12, 2002